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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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/ /	Preliminary Proxy StatementConfidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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HECTOR COMMUNICATIONS CORPORATION

(Name of Registrant as Specified In Its Charter)

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HECTOR COMMUNICATIONS CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 17, 2001

    Notice is hereby given that the Annual Meeting of Shareholders of Hector Communications Corporation will be held at Transition Networks, Inc., 6475 City West Parkway, Eden Prairie, Minnesota, on Thursday, May 17, 2001 beginning at 2:00 p.m., Central Daylight Time, for the following purposes:

  1.
  To elect three (3) directors to hold office until the 2004 Annual Meeting of Shareholders or until their successors are elected.

  2.
  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on March 23, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                      By Order of the Board of Directors

                      Richard A. Primuth,
                       Secretary

Hector, Minnesota
April 12, 2001

    TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

IF YOU EXPECT TO ATTEND THE MEETING, WE RECOMMEND YOU CALL 1-800-252-8662
FOR DIRECTIONS TO THE TRANSITION NETWORKS, INC.'S OFFICES.

HECTOR COMMUNICATIONS CORPORATION

211 South Main Street
Hector, Minnesota 55342
(320) 848-6611

PROXY STATEMENT

    This Proxy Statement is furnished to the shareholders of Hector Communications Corporation ("HCC" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held at Transition Networks, Inc., 6475 City West Parkway, Eden Prairie, Minnesota 55344 on Thursday, May 17, 2001, beginning at 2:00 p.m. or at any adjournment or adjournments thereof. The cost of this solicitation will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

    Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted by the persons designated as proxies in favor of the matters indicated. In the event any other matters properly come before the meeting calling for a vote of shareholders, the persons named as proxies will vote in accordance with their judgment on such matters. The Company's corporate offices are located at 211 South Main Street, Hector, Minnesota 55342, and its telephone number is (320) 848-6611. The mailing of this Proxy Statement to shareholders of the Company commenced on or about April 12, 2001.

    The total number of shares outstanding and entitled to vote at the meeting as of March 23, 2001 were 3,494,962 shares of $.01 par value Common Stock. Each share of Common Stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Only shareholders of record at the close of business on March 23, 2001 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business. In addition to its outstanding Common Stock, the Company had outstanding on the record date 221,300 shares of non-voting convertible preferred stock. See "Security Ownership of Certain Beneficial Owners and Management" herein.

    Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on any particular item of business would not constitute a quorum for the transaction of business at the meeting, then that item must be approved by holders of a majority of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated at the meeting to determine whether or not a quorum is present. Abstentions on a particular item of business will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

    The following table sets forth the number of shares of the Company's common stock by each person known by the Company to own of record or beneficially five percent (5%) or more of the Company's common stock, and all officers and directors of the Company as a group based upon information available as of March 23, 2001.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class*
Curtis A. Sampson 211 South Main Street Hector, MN 55342	609,301	(1)	17.4%
Mario J. Gabelli One Corporate Center Rye, New York 10580	406,700	(2)	10.9%
Paul N. Hanson 213 South Main Street Hector, MN 55342	196,151	(3)	5.6%
All directors and officers as a group (8 persons)	860,043	(4)	24.6%

*
There are currently outstanding 221,300 shares of the Company's Series A Convertible Preferred Stock. The holders of preferred stock have no voting rights, except in limited circumstances, but each share of preferred stock is convertible at any time at the option of the holder into one share of common stock. The percent of class calculations in the right column above do not give effect to the conversion of any shares of Preferred Stock, all of which are issued to persons and entities directly or indirectly controlled by or affiliated with Mr. Mario J. Gabelli, except for the percentage calculation applicable to Mr. Gabelli. See footnote 2. Each such percentage calculation would decline approximately 6% if such conversion were assumed.

(1)
The shares listed above include 419,840 shares owned by Mr. Sampson directly, 52,000 shares which may be purchased within 60 days pursuant to outstanding stock options, 15,037 shares owned by Mr. Sampson's wife, 48,753 shares owned by the Communications Systems, Inc. Employee Stock Ownership Plan ("CSI ESOP") of which Mr. Sampson is a trustee and 73,671 shares owned by the Hector Communications Corporation Employee Stock Ownership Plan ("Hector ESOP") of which Mr. Sampson is a trustee. See "Certain Transactions" below. Mr. Sampson disclaims any beneficial ownership of the shares owned by his wife and disclaims any beneficial ownership of the shares owned by the CSI ESOP and the Hector ESOP in excess of the shares allocated to his account, which totaled 11,800 shares at December 31, 2000.

(2)
The aggregate number of shares listed above are held by the following persons or entities, which are deemed to be controlled, direct or indirectly, by or affiliated with Mr. Gabelli: Gabelli Performance Partnership, Brighton Communications Corporation and GAMCO Investors. The aggregate number of shares listed above includes 221,300 shares of the Company's non-voting Convertible Preferred Stock (which are convertible on a one for one basis at any time into the Company's common stock).

(3)
The shares listed above include 27,602 shares owned by Mr. Hanson directly, 36,500 shares which may be purchased within 60 days pursuant to outstanding stock options, 9,625 shares owned by Mr. Hanson's wife, 48,753 shares owned by the CSI ESOP of which Mr. Hanson is a trustee and 73,671 shares owned by the Hector ESOP of which Mr. Hanson is a trustee. Mr. Hanson disclaims any beneficial ownership of the shares owned by the CSI ESOP and the Hector ESOP in excess of the shares allocated to his account, which totaled 4,612 shares at December 31, 2000.

(4)
Includes 122,424 shares owned collectively by the CSI ESOP and the Hector ESOP of which Messrs. C. A. Sampson and Paul N. Hanson are trustees, and 191,100 shares deemed outstanding pursuant to options exercisable within 60 days. Messrs. Sampson and Hanson disclaim any beneficial ownership of the shares owned by the CSI ESOP and the Hector ESOP in excess of shares allocated to their respective accounts as described under footnotes 1 and 3 above.

ELECTION OF DIRECTORS

    The Board of Directors has nominated and recommends for reelection as directors of the Company Messrs. James O. Ericson, Paul N. Hanson and Wayne E. Sampson to serve terms expiring in 2004. It is intended that proxies will be voted for such nominees. The Board of Directors believes that each nominee named will be able to serve, but should a nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

    Information regarding the nominees and other directors filling unexpired terms, including information regarding their principal occupations currently and for the preceding five years, is set forth below. It should be noted that the Board of Directors has appointed Mr. Robert L. Hammond, Jr. to serve as a director for the remainder of the term of Mr. Edward E. Strickland, who resigned from the Board in February 2001. Ownership of Common Stock of the Company is given as of March 23, 2001. To the best of the Company's knowledge, unless otherwise indicated below, the persons indicated possess sole voting and investment power with respect to their stock ownership.

Name and Age	Principal Occupation and Other Directorships	Director Since	Current Term Expires	Amount of Stock Ownership		Percent of Outstand- ing Stock
Nominees Proposed for Election for Term Expiring in 2004
James O. Ericson (65)	Business consultant and private investor	1995	2001	31,192	(1)	*
Paul N. Hanson (54)	Vice President and Treasurer of the Company; Chief Financial Officer, Vice President of Finance and Treasurer of Communications systems, Inc.	1990	2001	196,151	(2)	5.6%
Wayne E. Sampson (71)†	Management consultant; director of Communications Systems, Inc.	1990	2001	62,090	(3)	1.8%

Directors Serving Unexpired Terms
Curtis A. Sampson (67)†	Chairman and Chief Executive Officer of the Company; Chairman of the Board, President and Chief Executive Officer of Communications Systems, Inc. (telecommunications manufacturing); Chairman of the Board of Canterbury Park Holding Corporation (thoroughbred racetrack).	1990	2002	609,301	(4)	17.4%
Steven H. Sjogren (58)†	President and Chief Operating Officer of the Company.	1990	2002	160,947	(5)	4.6%
Robert L. Hammond, Jr. (52)	Chief Operating Officer/General Counsel, Blue Earth Valley Communications, Inc., Blue Earth, Minnesota	2001	2003	3,800		*
Paul A. Hoff (53)	Chief Executive Officer, Park Regional Mutual Telephone Company, Underwood, Minnesota.	1993	2003	8,000	(6)	*

†
Wayne E. Sampson and Curtis A. Sampson are brothers and each is a first cousin to Mr. Sjogren.

*
Indicates ownership of less than one percent.

(1)
Includes 7,000 shares deemed outstanding pursuant to options exercisable within sixty days.

(2)
See footnote 3 to "Security Ownership of Certain Beneficial Owners and Management" above.

(3)
Includes 4,337 shares owned by Mr. W. E. Sampson directly, 9,000 shares which may be purchased within 60 days pursuant to outstanding stock options, and 48,753 shares owned by the CSI ESOP, of which Mr. Sampson is a trustee. Mr. Sampson disclaims any beneficial ownership of the shares owned by the CSI ESOP.

(4)
See footnote 1 to "Security Ownership of Certain Beneficial Owners and Management" above.

(5)
Includes 34,176 shares owned by Mr. Sjogren directly, 53,100 shares deemed outstanding pursuant to options exercisable within 60 days and 73,671 shares owned by the Hector ESOP of which Mr. Sjogren is a trustee. Mr. Sjogren disclaims any beneficial ownership of the shares owned by the Hector ESOP in excess of the shares allocated to his account, which totaled 7,750 shares at December 31, 2000.

(6)
Represents shares deemed outstanding pursuant to options exercisable within 60 days.

Information Regarding Board and Board Committees

    The Board of Directors of the Company met four times during 2000. Each director nominee and each continuing director attended all of the meetings of the Board and each committee on which such director served.

    Each non-employee member of the Board is paid a monthly fee of $500, plus $400 for each Board or committee meeting attended. Messrs. Curtis A. Sampson, Steven H. Sjogren and Paul N. Hanson, who are otherwise employed by the Company, receive no additional compensation for service on the Board.

    Each non-employee member of the Board of Directors nominated for reelection or continuing in office receives at the time of each annual meeting of the shareholders an option to purchase 2,000 shares of the Company's Common Stock. Each director's option provides for an exercise price equal to the fair market value of the Company's Common Stock on the date of grant exercisable over a ten-year period beginning six months after the date the option is granted.

    The Company has an Audit Committee currently consisting of Messrs. James O. Ericson, Robert L. Hammond, Jr., and Paul A. Hoff. The Audit Committee recommends to the full Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants, as well as the internal accounting controls of the Company. The Audit Committee met once in 2000.

    The Company has a Compensation Committee currently consisting of Messrs. Paul A. Hoff, Wayne E. Sampson and Steven H. Sjogren. The Compensation Committee met once during 2000. The Compensation Committee recommends to the Board of Directors compensation for executive officers and key personnel and reviews the Company's compensation policies and practices. Mr. Sjogren does not participate in the consideration by the committee of his own compensation.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

    The following tables show, for the fiscal years ending December 31, 2000, 1999 and 1998, the cash and other compensation paid to or accrued by the Company for the Company's Chief Executive Officer and Chief Operating Officer in all capacities served, as well as information relating to option grants, option exercises and fiscal year end option values applicable to such persons.

SUMMARY COMPENSATION TABLE

				Long-Term Compensation Awards
	Annual Compensation
				Options (Number of Shares)	All Other Compensation(2)
Name and Principal Position	Year	Salary	Bonus
Curtis A. Sampson, Chief Executive Officer (1)(3)	2000	$170,962	$40,000	10,000	$14,017
	1999	$154,615	$35,000	10,000	$13,668
	1998	$140,769	$25,000	10,000	$10,284
Steven H. Sjogren, Chief Operating Officer (3)	2000	$122.308	$25,000	12,000	$11,907
	1999	$114,554	$20,000	12,000	$11,229
	1998	$107,615	$15,000	9,000	$7,436

Note:  Certain columns have not been included in this table because the information called for therein is not applicable to the Company or the individual named above for the periods indicated.

(1)
Mr. Sampson devotes approximately 40% of his working time to the Company. The balance of his working time Mr. Sampson serves as Chairman and Executive Officer of Communications Systems, Inc., for which he is separately compensated. See "Certain Transactions."

(2)
All other compensation for Messrs. Sampson and Sjogren consisted of Company contributions to the Company's 401(k) Plan and Employee Stock Ownership Plan.

(3)
In May 2000, to enable each to exercise stock options granted by the Company, the Company loaned to Messrs. Curtis A. Sampson and Steven Sjogren $75,625 and $55,000, respectively, to purchase, respectively, 10,000 shares and 8,000 shares of common stock; in each case, the loans are pursuant to two-year promissory notes bearing interest at 7.0% and are secured by a pledge of the shares purchased pursuant to the option exercise. In May 1999, to enable each to exercise stock options granted by the Company, the Company loaned to Messrs. Curtis A. Sampson and Steven Sjogren $82,500 and $60,000, respectively, to purchase, respectively, 10,000 shares and 8,000 shares of common stock; in each case, the loans are pursuant to two-year promissory notes bearing interest at 6.5% and are secured by a pledge of the shares purchased pursuant to the option exercise.

OPTION GRANTS IN 2000

Individual Grants
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		% of Total Options Granted to Employees in Fiscal Year
				Market Price on Date of Grant
	Options Granted		Exercise Price Per Share		Expiration Date
Name						5%	10%
Curtis A. Sampson	10,000	11.4%	$13.20	$12.00	5/5/05	$21,154	$61,261
Steven H. Sjogren	12,000	13.6%	$12.00	$12.00	5/5/05	$39,785	$84,913

AGGREGATED OPTION EXERCISES IN 2000
AND YEAR-END OPTION VALUES

		Value Realized (Market Price at exercise less exercise price)			Value of Unexercised In-The-Money Options at FY-End (Based on 12/31/00 Price of $10.563/Shareholder)
			Number of Unexercised Options at 12/31/00
	Shares Acquired on Exercise
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Curtis A. Sampson	10,000	$40,625	40,000	10,000	$65,334	$4,041
Steven H. Sjogren	8,000	$38,000	37,200	12,000	$74,212	$8,250

COMPENSATION COMMITTEE REPORT

    The Compensation Committee appointed by the Company's Board of Directors has primary responsibility in regard to determinations relating to executive compensation and administration of the Company's stock option plans. All decisions by the Compensation Committee pertaining to the compensation of the Company's executive officers are reviewed and approved by the full Board. Steven H. Sjogren, the Company's Chief Operating Officer, did not participate in any discussions or decisions of either the Compensation Committee or the Board of Directors relating to any aspect of his compensation.

Compensation Policies

    It is the objective of the Compensation Committee to pay compensation at levels which will attract, retain and motivate executives with superior leadership and management abilities and to structure the forms of compensation paid such that their interests will be closely aligned with achievement of superior financial performance by the Company. With these objectives in mind, the compensation currently paid to the Company's executive officers principally consists of three elements: base salary, bonus and stock option awards.

Compensation Elements

    Base salaries of the Company's executive officers are generally established by reference to base salaries paid to executives in similar positions with similar responsibilities based upon publicly available compensation surveys and limited informal surveys by Compensation Committee members. Base salaries are reviewed annually. Adjustments to base salaries are determined by reference to individual and company performance having in mind both measurable financial factors, as well as subjective judgments by the Compensation Committee in regard to factors such as development and execution of strategic plans, changes in areas of responsibility, the development and management of employees and participation in industry, regulatory and political initiatives beneficial to the Company. The Compensation Committee does not, however, assign specific weights to these various quantitative and qualitative factors in reaching its decisions.

    Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through Company and individual performance. After year end results are available, the Committee determines each officer's bonus based on the Company's performance, as measured by such factors as growth in earnings per share, as well as the Compensation Committee's subjective assessment of individual performance in the executive's area of responsibility, but without assigning specific weight to the various qualitative and quantitative factors considered.

    Stock options have been awarded to the Company's executives under the Company's 1990 Stock Plan and the Company's 1999 Stock Plan. Stock options represent an additional vehicle for aligning management's and stockholders' interests, specifically motivating executives to remain focused on factors which will enhance the market value of the Company's common stock. If there is no price appreciation in the common stock, the option holders receive no benefit from the stock options, because options are granted with an option exercise price at least equal to the fair market value of the common stock on the date of grant.

Chief Executive Officer Compensation

    Mr. Curtis A. Sampson participates in the same executive compensation plans provided to other senior executives and is evaluated by the same factors applicable to the other executives as described above. Mr. Sampson's total cash compensation for 2000 was $210,962, an increase of 11% over total cash compensation in 1999. In addition, Mr. Sampson was granted options to purchase 10,000 shares in 2000, the same amount granted to Mr. Sampson in 1999. Because of his significant holdings of Company common stock, under applicable IRS rules, Mr. Sampson's options are priced at 110% of the market price on the date of grant. The base salary and bonus compensation payable to Mr. Sampson in 2000 was determined in May, 2000 and reflects the Committee's evaluation of Mr. Sampson and the Company's performance for fiscal year 1999 as compared to fiscal year 1998. In 1999, the Company experienced a 7% increase in revenues and a 91% increase in net income. In addition, Mr. Sampson's compensation reflects his active leadership role in national telecommunications organizations and associations and the benefits this provides to the Company. The Compensation Committee believes, based upon their general knowledge of compensation paid to other chief executives and published regional salary data (but without conducting a formal survey), that Mr. Sampson's total compensation is below that which could be reasonably justified in relation to the scope of his responsibilities, as well as the financial performance of the Company.

Submitted by the Compensation Committee of the Board of Directors

Paul A. Hoff	Steven H. Sjogren	Wayne E. Sampson

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. The Audit Committee is comprised of independent directors, and acts under a written charter first adopted and approved by the Board of Directors on May 18, 2000, a copy of which is attached to this Proxy Statement as Appendix A. Each of the current members of the Audit Committee is independent as defined by the American Stock Exchange listing standards. This report is submitted by those individuals who served on the Committee from January 1, 2000 to March 6, 2001.

    The Audit Committee held one meeting during fiscal year 2000. The meeting was designed to facilitate and encourage private communication between the Audit Committee and the Company's independent accountants, Olsen Thielen & Co., Ltd.

    During the meeting, the Audit Committee reviewed and discussed the audited financial statements with management and Olsen Thielen & Co., Ltd. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with Olsen Thielen & Co., Ltd. also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    Olsen Thielen & Co., Ltd. provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Olsen Thielen & Co., Ltd. The Audit Committee considered whether the provision of information technology services and other non-audit services to the Company by Olsen Thielen & Co., Ltd. is compatible with maintaining the principal accountant's independence.

    Based on the discussions with management and Olsen Thielen & Co., Ltd., the Audit Committee's review of the representations of management and the report of Olsen Thielen & Co., Ltd.., the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

         James O. Ericson            Wayne E. Sampson            Edward E. Stickland

THE PRECEDING REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES EXCHANGE ACT OF 1934 (THE "1934 ACT"), EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THE 1933 ACT OR THE 1934 ACT.

PERFORMANCE GRAPH

    The following graph presents, at the end of each of the Company's last five fiscal years, the cumulative total return on the common stock of the Company as compared to the cumulative total return of the NASDAQ Stock Market Total Return Index (U.S. Companies), and Hickory Tech Corporation which the Company has selected as a peer issuer in the same industry assuming, in each case, the investment of $100 on the last business day before January 1, 1996 and the reinvestment of all dividends.

Comparison of Five-Year Cumulative Total Return

CERTAIN TRANSACTIONS

Transactions and Shared Management with Communications Systems, Inc.

    The Company receives certain staff services and systems, such as payroll and pension plan administration, from Communications Systems, Inc. pursuant to an agreement entered into in August 1990 with the costs and expenses of such services paid by the Company. CSI has continued to make available to the Company certain centralized staff services and systems, such as payroll and pension plan administration, with the related costs and expenses being paid by the Company. In 2000 and 1999 the Company paid CSI, respectively, $314,000 and $270,000 for such services, amounts which management believes is less than what the Company would pay if it was required to pay for such services from another vendor.

    Historically, three of the Company's executive officers, Curtis A. Sampson, Paul N. Hanson and Charles A. Braun, have each devoted approximately 40% of their working time to the Company. Messrs. Sampson, Hanson and Braun devoted substantially all of the remainder of their working time to CSI, of which Mr. Sampson serves as Chairman and Chief Executive Officer. Mr. Hanson serves as Chief Financial Officer, Vice President of Finance and Treasurer, and Mr. Braun serves as Controller. These officers are separately compensated for their services to CSI.

Reports to the Securities and Exchange Commission

    The Company's officers, directors and beneficial holders of 10% or more of the Company's securities are required to file reports of their beneficial ownership with the Securities and Exchange Commission on SEC Forms 3, 4 and 5. According to the Company's records, during the period from January 1, 2000 to December 31, 2000, officers, directors and ten percent beneficial holders of the Company filed all reports with the Securities and Exchange Commission required under Section 16(a) to report their beneficial ownership.

THE COMPANY'S AUDITORS

    Olsen Thielen & Co., Ltd. have been the auditors for the Company since 1969 and have been selected by the Board of Directors, upon recommendation of the Audit Committee, to serve as such for the current fiscal year. A representative of Olsen Thielen & Co., Ltd. is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit Fees

    The aggregate fees billed to the Company by Olsen Thielen & Co., Ltd. for professional services rendered for the audit of the Company's consolidated annual financial statements, the reviews of the financial statements included in the Company's Forms 10-Q, the consolidated audit of Alliance Telecommunications Corporation, and the individual audits of nine of the Company's telephone subsidiaries as required by their lenders, were $222,000 for fiscal year 2000.

Financial Information Systems Design and Implementation Fees

    The aggregate fees billed to the Company by Olsen Thielen & Co., Ltd. for information technology services were $38,000.

All Other Fees

    Other than those fees listed above, the aggregate fees billed to the Company by Olsen Thielen & Co., Ltd. for fiscal year 2000 were $223,000. This figure includes fees of $88,000 for accounting-related services such as assistance with statutory filings required by the FCC and state regulatory commissions, compliance filings required by the Rural Utilities Service, and assistance with acquisitions. It also includes fees of $135,000 for all non-audit services such as tax-related services and general regulatory assistance. The Audit Committee determined that the non-audit services performed by Olsen Thielen & Co., Ltd. are not incompatible with maintaining Olsen Thielen & Co., Ltd.'s independence with respect to the Company.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    The proxy rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the Commission's proxy rules. The next annual meeting of the shareholders of Hector Communications Corporation is expected to be held on or about May 16, 2002 and proxy materials in connection with that meeting are expected to be mailed on or about April 12, 2002. Shareholder proposals prepared in accordance with the Commission's proxy rules must be received at the Company's corporate office, 211 South Main Street, Hector, Minnesota 55342, Attention: President, by December 15, 2001, in order to be considered for inclusion in the Board of Directors' Proxy Statement and proxy card for the 2000 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

    The Bylaws of the Company establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of shareholders of the Company and (ii) the nomination by shareholders of candidates for election as directors.

    Properly Brought Business.  The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in Section 2.9 of the Company's Bylaws, which are available for inspection by shareholders at the Company's principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company's Bylaws.

    Shareholder Nominations.  The Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in Section 3.7 of the Company's Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

OTHER MATTERS

    Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

    The Company is transmitting with this Proxy Statement its Annual Report for the year ended December 31, 2000. Shareholders may receive, without charge, a copy of the Company's 2000 Form 10-K Report as filed with the Securities and Exchange Commission by writing to Assistant Secretary, Hector Communications Corporation, 211 South Main Street, Hector, Minnesota 55342.

              By Order of the Board of Directors,

              Richard A. Primuth, Secretary

Appendix A

HECTOR COMMUNICATIONS CORPORATION
AUDIT COMMITTEE CHARTER

Responsibilities and Authority

    The Audit Committee reports to the Board of Directors. Its primary focus is to assist the Board in fulfilling its responsibilities to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities. In addition, the Committee will perform such other functions as assigned by law, the Company's Bylaws or the Board of Directors.

Membership

    The Committee shall be composed of not less than three members, appointed annually by the Board. The Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member.

Meetings

    The Committee shall meet at least four times a year. The agenda of each meeting will generally be prepared by the Chief Financial Officer or equivalent ("Finance Officer"), with input from the Committee Chairman and Committee members, and circulated to each member of the Committee prior to the meeting date. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

Specific Duties

  Relationship with Independent Accountant

  •
  The outside auditor is accountable to the Board of Directors. The Audit Committee shall provide for an open avenue of communications between the independent accountant and the Board and, at least once annually, meet with the independent accountants in private session.

  •
  As shareholder representatives, the Board of Directors shall exercise the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountant upon the recommendation of the Audit Committee. In connection with this duty, the Committee shall receive on an annual basis a written statement from the independent accountant detailing all relationships between the independent accountant and the Company, consistent with requirements of the Independence Standards Board. The Committee shall review services performed by the independent accountants, including the type and extent of non-audit services performed and the impact that these services may have on the public accountant's independence.

  •
  Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the accountants or management

A-1

    believe special attention should be directed; (2) results of their audit, including their opinion on the financial statements and the independent accountant's judgment on the quality, not just the acceptability, of the Company's accounting principles as applied in the financial statements; (3) their evaluation of the adequacy of the system of internal controls; (4) significant disputes, if any, with management; and (5) cooperation received from management in the conduct of the audit.

  Relationship with the Accounting Department

  •
  The Finance Officer is accountable to the Chairman of the Committee. The Audit Committee shall provide for an open avenue of communication between the Accounting Department and the Board and, at least once annually, meet with the Finance Officer in private session.

  •
  Review and concur in the appointment, replacement, reassignment or dismissal of the Finance Officer and review his/her independence from management.

  •
  Review the Accounting Department's mission, objectives and resources and its annual plan, including its coordination with the independent accountants.

  •
  Review the results of Internal Audit activities and its evaluation of the system of internal controls and discuss with the Finance Officer any difficulties encountered in the course of audits, including any restrictions on the scope of work or access to required information.

  Relationship with Management

  •
  Before publication, review the quarterly and annual financial statements and related footnotes with both management and the independent accountant.

  •
  Review any significant changes in accounting principles.

  •
  Review significant accounting, reporting, regulatory or industry developments affecting the Company.

Other

  •
  Periodically review, with management and the Finance Officer, programs established to monitor compliance with the Company's [Code of Conduct], including the Foreign Corrupt Practice Act.

  •
  Discuss with management, the independent accountant and the Finance Officer any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

  •
  Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant or Internal Audit.

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HECTOR COMMUNICATIONS CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON MAY 17, 2001

   The undersigned hereby appoints Curtis A. Sampson and Steven H. Sjogren or any of them, as proxies, with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Hector Communications Corporation, to be held May 17, 2001, at 2:00 p.m. Central Daylight Time at Transition Networks, Inc., 6475 City West Parkway, Eden Prairie, Minnesota 55344, or at any adjournments thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

1. ELECTION OF DIRECTORS.

   / / WITH AUTHORITY to vote for all nominees listed below (except as indicated to the contrary)

   / / WITHOUT AUTHORITY to vote for nominees listed below

(Instructions: to withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

            James O. Ericson                Paul N. Hanson                 Wayne E. Sampson

(Continued and to be signed on the reverse side)

(Continued from previous side)

2. In their discretion upon any matters coming before the meeting.

   UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS CARD.

Dated	, 2001

Signature

Signature if held jointly

Please date and sign exactly as your name(s) appears below indicating, where proper, official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.

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SCHEDULE 14A INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN 2000
AGGREGATED OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES
COMPENSATION COMMITTEE REPORT
Submitted by the Compensation Committee of the Board of Directors
AUDIT COMMITTEE REPORT
Submitted by the Audit Committee of the Board of Directors
PERFORMANCE GRAPH
Comparison of Five-Year Cumulative Total Return
CERTAIN TRANSACTIONS
THE COMPANY'S AUDITORS
SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING
OTHER MATTERS
HECTOR COMMUNICATIONS CORPORATION AUDIT COMMITTEE CHARTER